UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 9, 2009
                                                  -----------------------------

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-14450            22-1916107
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  (State or other jurisdiction        (Commission       (I.R.S. Employer
       of incorporation)             File Number)      Identification No.)

      125 Phillips Avenue, South Hackensack, New Jersey        07606
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           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code     (201) 641-6600
                                                       -------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On June 9, 2009, AEP Industries Inc. (the "Company") issued a press release reporting its results of operations for the second quarter ended April 30, 2009. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

99.1 Press release, dated June 9, 2009, reporting the Company's fiscal 2009 second quarter and year-to-date results of operations for the period ended April 30, 2009.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AEP INDUSTRIES INC.
                                              ------------------
                                              (Registrant)

Date: June 9, 2009
                                        By:   /s/ Linda N. Guerrera
                                              ---------------------
                                              Linda N. Guerrera
                                              Vice President - Controller

                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     Press release, dated June 9, 2009, reporting the Company's fiscal 2009 second quarter and year-to-date results of operations for the period ended April 30, 2009.